UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	000-54288	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

E-5-2, Megan Avenue 1, Block E

Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 2162 0773
(Registrant’s telephone number, including area code)

________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2017, Jeremy Chia Pei Chai resigned from his position as the Director of Prime Global Capital Group Incorporated, a Nevada corporation (the “Company”). His resignation was not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On February 1, 2017, Choon Meng, Soo was appointed to serve as a director of the Company until his successor(s) shall be duly elected or appointed, unless he resigns, is removed from office or is otherwise disqualified from serving as a director of the Company. Mr. Soo will serve on our Board of Directors in accordance with the terms and conditions of our standard Director Retainer Agreement, a form of which is attached hereto and incorporated herein as Exhibit 10.1.

Choon Meng, Soo, age 48, is currently the Managing Proprietor of C.M.SOO ASSOCIATES, an accounting and audit firm.

Since 2004, Mr. Soo has served as a director of Galasys GLT Sdn. Bhd., and has been responsible for the day to day running of the business. Mr. Soo also serves on the Board of Directors of various other private Malaysian and international companies that are in the field of property holding and investment holding.

Mr. Soo is a Chartered Accountant by training, having qualified by completing the professional examination of the Chartered Association of Certified Accountants (UK) in June 1996, and received his membership of the Malaysian Institute of Accountants (Chartered Accountant) in February 1999 and admitted as a Fellow Member of the Chartered Association of Certified Accountants (UK) in July 2003. We believe that Mr. Soo will bring to the Board of Directors his expertise in financial and tax matters.

Mr. Soo will receive a monthly compensation of 3,000 Malaysian Ringgit, or approximately US $752, in connection with his service on our Board of Directors. Mr. Soo will serve as an independent director on each of our audit, compensation and nomination and corporate governance committees.

Mr. Soo does not have a direct family relationship with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

10.1	Form of Director Retainer Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: August 1 , 2017

	By:	/s/ Weng Kung Wong
Weng Kung Wong
Chief Financial Officer

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